1 Cano Health 1Q22 Financial Supplement May 9, 2022

2 Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its affiliates, control persons, officers, directors, employees, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This Presentation also contains certain financial forecast information. Such financial forecast information, which constitutes forward‐looking information, is for illustrative purposes only and includes certain estimates and assumptions about expected medical costs and savings and recent acquisitions and other transactions and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks, and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that the results reflected in such forecasts will be achieved. Forward‐Looking Statements. This Presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward‐looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward‐looking statement include, without limitation, our anticipated results of operations, including our financial guidance for the 2022 fiscal year, including Medicare Cost Ratio, interest expense, stock compensation expense and capital expenditures, the anticipated impact of the restatement on our financial results, our business strategies, our projections with respect to annual Medicare capitated revenue PMPM, the expected amount of membership growth, prospects and plans, and other aspects of our operations or operating results. These forward‐looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward‐looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; any adverse effects on our business as a result of the restatement; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to enter into new markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; the impact of COVID‐19 or another pandemic on our business and results of operation; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward‐looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the Annual Report on Form 10‐K filed with the SEC on March 14, 2022. Unless otherwise specified, all information provided in this Presentation is as of the date hereof. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward‐looking statements we may make. Except as required by law, we undertake no obligation to update any forward‐looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward‐looking statements as representing our views as of any date subsequent to the date of this Presentation. This Presentation also contains certain non‐GAAP financial measures as defined by the SEC rules. These non‐GAAP financial measures, such as EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non‐GAAP financial measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. We believe these non‐GAAP measures of financial results provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non‐GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. We believe that the use of these non‐GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non‐GAAP financial measures to investors. We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non‐GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. In addition, other companies may calculate non‐GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non‐GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, in this document. However, we have not reconciled our expectations as to non‐GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business.

3 Transforming patient care by delivering superior primary care services through access, quality, and wellness We are a high‐touch, tech‐enabled, population health management company with a powerful combination of medical centers and services making healthcare more accessible and affordable Industry‐leading independent primary care provider company Technology‐driven population heath management Patient‐focused medical centers adapted to the local community ++

4 Cano Health Investment Thesis Provide essential primary care and population health management services to historically underserved communities, delivering quality care at a lower cost Demonstrated record of strong membership growth, driven by the attractiveness of Cano Health’s services and our flexible growth avenues – Build, Buy, Manage Proprietary population health management platform powers superior clinical results to achieve attractive margins Highly scalable model enables Cano Health to continue to expand its footprint nationally and capture the rapidly growing Medicare Advantage population Essential Growing Profitable National

1Q 2022 Highlights

Scale and density driving sustainable, profitable growth

Total Revenue
$704M, +156% y-y

Reflects strong membership growth and operational expansion

Total Membership
269K, +130% y-y

Medicare Capitated Membership 160K, +112% y-y

Adjusted EBITDA[1]
$45.0M vs. $17.5M prior year

Adjusted EBITDA +157% y-y

Maintained guidance for full year 2022

Total Revenue, Membership, MCR and Adjusted EBITDA

Continued strong operational performance and member growth support outlook

1Q22 Total MCR[2] of 79.5%

1Q22 MCR excluding DCE of ~74%

2H22 Total MCR expected to be significantly lower than 1H22 Total MCR

Grew Direct Contracting Entity (DCE) membership

~41.2K members vs ~7.7K at end of 4Q21

Expected to be marginally accretive in 2022

137 medical centers

Added 7 centers: Florida (5), Nevada (1) & New Mexico (1)

31 of 137 total medical centers outside of Florida

Delivering strong results - demonstrating success in our Build, Buy, and Manage differentiated growth strategy, powered by CanoPanorama

CanoHealth

(1) Adjusted EBITDA is a non-GAAP financial measure. Please refer to the reconciliation table in the appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure.
(2) Medical Cost Ratio (MCR) = Third-party Medical Costs / Capitated Revenue

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6 – 8.1K 7.8K 7.7K 41.2K Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Direct Contracting Entity (DCE) Program is a Significant Opportunity >5x Growth (1) Membership as of period end 5%DCE as % of Total – 4% 3% 15% • New product line extension presents an opportunity for additional, profitable growth • Significantly broadens our potential to provide value‐ based primary care to Medicare patients who were formerly fee‐for service • The majority of our DCE members are served by our over 1,000 affiliate physicians • Expect additional economic upside as members receive value‐based primary care • CMS’ focus on improving health equity consistent with our mission‐driven culture and operating model DCE Membership Growth(1)

7 Proven Track Record of Membership Growth 38K 45K 54K 57K 87K 129K 131K 148K 190K 24K 54K 49K 49K 29K 27K 79K 79K 79K 61K 99K 103K 106K 117K 156K 211K 227K 269K 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 36% 60% 58% 37% 43% 30% 28% 40% 63% 122% 253% 201% 155% 91% 57% 105% 115% 130% Organic Inorganic Note: Organic growth represents growth from our base business, and growth from integrating existing affiliates and small independent practices whose patients and facilities are blended with our nearby owned medical centers. (1) Membership as of period end. Differences in the included tables are due to rounding and are not significant. Organic Growth: Total Growth: Membership Growth(1) Consistent organic membership growth supplemented by highly accretive acquisition strategy

8 National Care Platform : Access, Quality, and Wellness within a capitated payment model Operating Model : Flexible – Medical centers and affiliates with staff and services reflecting the communities we serve Growth Avenues : Maintain optionality – build, buy, manage – de novo, acquire, affiliates Strategic Objective : Obtain speed, scale, and density QUALITY WELLNESSACCESS Transportation Cano@Home/Telehealth 24/7 Urgency Line Classes Cano Life Physiotherapy Disease Management Care Coordination Preventive Screenings BUILD MANAGEBUY Physician Practice Acquisitions Affiliated Practices De Novo Centers Expand Existing Centers National Care Platform… …with a Flexible Growth Model A Differentiated Value‐Based Primary Care Model

9 Growing Geographic Footprint Affiliates onlyMedical Centers & Affiliates (1) Includes Puerto Rico from 2019 onward States 2020 2021 1Q22 Florida 64 101 106 Texas 4 11 11 Nevada 3 8 9 California ‐ 4 4 Illinois ‐ 4 4 New Mexico ‐ 2 3 Total 71 130 137 • Owned medical centers grew to 137 from 130 as of year‐end 2021 • Over 1,000 affiliates in Florida, New York, New Jersey, New Mexico, Arizona, and Puerto Rico 2018 2019 2020 2021 1Q22 States Footprint(1) 1 2 4 9 10 Owned Medical Centers 19 35 71 130 137 Members 25K 42K 106K 227K 269K

10 Maintained Guidance for Full Year 2022 (1) Medical Cost Ratio = Third Party Medical Expense / Total Capitated Revenue (2) Adjusted EBITDA is a non‐GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure FY 2022 May 9, 2022 FY 2022 March 14, 2022 Total Membership 290,000 ‐ 295,000 290,000 ‐ 295,000 Total Revenues $2.8B ‐ $2.9B $2.8B ‐ $2.9B Medical Cost Ratio (MCR) (1) 76.0% ‐ 76.5% 76.0% ‐ 76.5% Adjusted EBITDA (2) $230M ‐ $240M $230M ‐ $240M Total Owned Medical Centers 184 ‐ 189 184 ‐ 189 Maintained 2022 guidance for total membership, total revenue, Adjusted EBITDA guidance, and total owned medical centers Maintained 2022 Total MCR at 76.0% ‐ 76.5%; 2H22 Total MCR expected to be significantly lower than 1H22 Total MCR Additional Guidance: • Interest expense: $60M ‐ $65M • Stock Compensation Expense: $60M ‐ $65M • Capital Expenditures: $40M ‐ $60M

11 Cano Health’s Growth Has Been Significant 14K 25K 42K 106K 227K 293K 2017 2018 2019 2020 2021 2022E $130 $231 $361 $832 $1,609 $2,850 2017 2018 2019 2020 2021 2022E $12 $15 $24 $73 $27 $235 2017 2018 2019 2020 2021 2022E ($ in millions) ($ in millions) 84% CAGR 85% CAGR 81% CAGR (1) Membership as of period end (2) Adjusted EBITDA is a non‐GAAP financial measure. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (3) Represents midpoint of the 2022E guidance range (3) (3) (3) Membership(1) Total Revenue Adj. EBITDA(2)

12 Appendix

13 Members 1Q21 2Q21 3Q21 4Q21 1Q22 Medicare Advantage 75,488 103,812 112,309 118,348 119,105 Medicare DCE ‐ 8,054 7,777 7,651 41,201 Total Medicare 75,488 111,866 120,086 125,999 160,306 Medicaid 21,801 25,178 63,871 66,500 67,982 ACA 19,606 18,994 26,706 34,506 41,045 Total Members 116,895 156,038 210,663 227,005 269,333 % Total 1Q21 2Q21 3Q21 4Q21 1Q22 Medicare Advantage 65% 67% 53% 53% 45% Medicare DCE ‐ 5% 4% 3% 15% Total Medicare 65% 72% 57% 56% 60% Medicaid 19% 16% 30% 29% 25% ACA 16% 12% 13% 15% 15% Total Members 100% 100% 100% 100% 100% Revenue PMPM 1Q21 2Q21 3Q21 4Q21 1Q22 Medicare Advantage $979 $990 $1,151 $1,098 $1,249 Medicare DCE ‐ 1,221 1,349 1,261 1,379 Total Medicare 979 1,010 1,163 1,108 1,283 Medicaid 615 612 271 258 257 ACA 44 14 47 43 58 Total $760 $801 $753 $706 $839 Membership Mix and PMPM: 1Q21 – 1Q22 Note: Differences in the included tables are due to rounding and are not significant.

14 Revenue Mix: 1Q21 – 1Q22 $ Millions 1Q21 2Q21 3Q21 4Q21 1Q22 Medicare Advantage 220.2 255.8 388.6 380.8 442.7 Medicare DCE ‐ 29.2 30.6 29.1 172.5 Total Medicare 220.2 285.0 419.2 409.9 615.2 Medicaid 38.6 43.7 50.7 50.7 52.0 ACA 2.5 0.8 3.8 3.9 7.1 Total Capitated Revenue 261.3 329.5 473.7 464.6 674.4 Fee‐for‐Service and Other Revenue 13.2 14.1 25.2 27.7 30.0 Total Revenue 274.6 343.6 498.9 492.2 704.3 % Total 1Q21 2Q21 3Q21 4Q21 1Q22 Medicare Advantage 80% 74% 78% 77% 63% Medicare DCE 0% 9% 6% 6% 25% Total Medicare 80% 83% 84% 83% 87% Medicaid 14% 13% 10% 10% 7% ACA 1% 0% 1% 1% 1% Total Capitated Revenue 95% 96% 95% 94% 96% Fee‐for‐Service and Other Revenue 5% 4% 5% 6% 4% Total Revenue 100% 100% 100% 100% 100% Note: Differences in the included tables are due to rounding and are not significant.

15 YoY Change 1Q21 2Q21 3Q21 4Q21 1Q22 Capitated Revenue 101% 98% 88% 87% 158% Fee‐for‐Service and Other Revenue 74% 93% 147% 172% 127% Total Revenue 99% 98% 91% 91% 156% Third‐Party Medical Costs 129% 161% 106% 99% 175% Direct Patient Expense 84% 57% 62% 104% 77% SG&A 67% 116% 180% 177% 175% Adjusted EBITDA(1) 20% (181%) (36%) (38%) 157% Financial Summary: 1Q21 – 1Q22 $ Millions 1Q21 2Q21 3Q21 4Q21 1Q22 Capitated Revenue 261.4 329.5 473.8 464.6 674.4 Fee‐for‐Service and Other Revenue 13.2 14.1 25.2 27.7 30.0 Total Revenue 274.6 343.6 498.9 492.2 704.3 Third‐Party Medical Costs 195.0 291.8 381.3 362.9 535.8 Direct Patient Expense 34.2 35.6 50.4 59.2 60.7 SG&A 35.0 47.2 76.6 93.3 96.6 Adjusted EBITDA(1) 17.5 (15.2) 13.8 11.3 45.0 (1) Adjusted EBITDA is a non‐GAAP financial measures. Please refer to the reconciliation table in this supplement for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Note: Differences in the included tables are due to rounding and are not significant.

16 Margin Analysis: 1Q21 – 1Q22 % Total Revenue (except as noted) 1Q21 2Q21 3Q21 4Q21 1Q22 Medical Cost Ratio(1) 74.6% 88.6% 80.5% 78.1% 79.5% Direct Patient Expense Ratio 12.5% 10.4% 10.1% 12.0% 8.6% SG&A Ratio (excl. Stock Comp) 12.7% 12.7% 13.5% 15.9% 11.8% Adjusted EBITDA Margin(3) 6.4% (4.4%) 2.7% 2.3% 6.4% YoY bp change 1Q21 2Q21 3Q21 4Q21 1Q22 Medical Cost Ratio(1) 910 2,130 692 452 482 Direct Patient Expense Ratio (102) (268) (181) 81 (385) SG&A Ratio (excl. Stock Comp) (247) 13 301 303 (97) Adjusted EBITDA Margin(2) (421) (1,521) (544) (475) 2 (1) Medical Cost Ratio = Third‐party Medical Costs / Capitated Revenue (2) Adjusted EBITDA and Adjusted EBITDA Margin are non‐GAAP financial measures. Please refer to the reconciliation table in this supplement for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Note: Differences in the included tables are due to rounding and are not significant.

Non-GAAP Financial Measures Reconciliation

	($ in millions)	1Q21	2Q21	3Q21	4Q21	1Q22
	Net income (loss)	**(16.1)**	**(36.3)**	**(64.8)**	**0.5**	**(0.1)**
	Interest expense, net	10.6	9.7	16.0	14.9	13.3
	Income tax expense (benefit)	0.7	(2.0)	0.5	0.8	1.0
	Depreciation and amortization expense	5.9	7.9	17.0	18.7	19.0
	EBITDA[1]	**1.1**	**(20.7)**	**(31.3)**	**34.9**	**33.3**
A	Stock-based compensation	0.1	3.6	9.5	14.8	13.8
B	De novo losses	5.8	8.5	10.2	16.0	15.8
C	Acquisition transaction costs and other	9.8	17.1	12.4	8.9	9.9
D	Restructuring and other	0.4	2.8	2.3	2.4	2.6
E	Change in fair value of contingent consideration	0.3	(0.5)	(3.9)	(7.5)	(4.7)
F	Loss on extinguishment of debt	0.0	13.2	0.0	(0.1)	1.4
G	Change in fair value of warrant liabilities	0.0	(39.2)	14.6	(58.3)	(27.2)
	Adjusted EBITDA[1] [2]	**17.5**	**(15.2)**	**13.8**	**11.1**	**45.0**

A Represents non-cash compensation charges

B Represents costs associated with the ramp up of de novos and losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings

D Includes one-time legal, IT, severance and various other non-recurring items

E Represents the non-cash change in the value of contingent considerations related to acquired practices

F Represents costs related to amended or previously repaid debt

G Represents non-cash impact from change in warrant liabilities

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses, acquisition transaction costs, restructuring and other charges, loss on extinguishment of debt, and changes in fair value of warrant liabilities. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

Note: Differences in the included tables are due to rounding and are not significant.

CanoHealth

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